STOCK AND RETIREMENT PLANS	12 Months Ended
Dec. 31, 2021
STOCK AND RETIREMENT PLANS
STOCK AND RETIREMENT PLANS

NOTE 9 – STOCK AND RETIREMENT PLANS

Stock Option Plans

At December 31, 2021, there were 570,892 shares available for future grant under Data I/O Corporation 2000 Stock Compensation Incentive Plan (“2000 Plan”). At December 31, 2021, there were shares of Common Stock reserved for issuance consisting of 37,500 inducement reserve shares and 598,777 shares under the 2000 Plan. The inducement reserve shares were granted in 2019 consisting of 25,000 options (12,500 unvested and unissued) and 50,000 RSU, which were not from the 2000 Plan, but were made under the terms of the 2000 Plan. During 2021, 12,500 shares were issued from the inducement reserve. Pursuant to the 2000 Plan, options are granted to our officers and key employees with exercise prices equal to the fair market value of the Common Stock at the date of grant and generally vest over four years. Options granted under the plans have a maximum term of six years from the date of grant. Stock awards are also granted under the 2000 Plan which generally vest over four years and one year for nonemployee Directors.

Employee Stock Purchase Plan

Under the Employee Stock Purchase Plan (“ESPP”), eligible employees may purchase shares of our Common Stock at six-month intervals at 95% of the fair market value on the last day of each six-month period. Employees may purchase shares having a value not exceeding ten percent of their gross compensation during an offering period. During 2021 and 2020, a total of 4,484 and 7,814 shares, respectively, were purchased under the plan at average prices of $5.38 and $3.71 per share, respectively. At December 31, 2021 and 2020, 29,098 and 31,769 shares were reserved for future issuance respectively.

Stock Appreciation Rights Plan

We have a Stock Appreciation Rights (“SAR”) Plan under which each director, executive officer or holder of 10% or more of our Common Stock has a SAR with respect to each exercisable stock option. The SAR entitles the SAR holder to receive cash from us for the difference between the market value of the stock and the exercise price of the option in lieu of exercising the related option. SARs are only exercisable following a tender offer or exchange offer for our stock, or following approval by shareholders of Data I/O of any merger, consolidation, reorganization or other transaction providing for the conversion or exchange of more than 50% of the common shares outstanding. As no event has occurred, which would make the SARs exercisable, and no such event is deemed probable, no compensation expense has been recorded under this plan. At December 31, 2021 and 2020, there were 25,000 SARs outstanding.

Director Fee Plan

We have a Director Fee Plan available to compensate directors who are not employees of Data I/O Corporation with equity. During 2021, no shares were issued from the plan and 20,559 shares were issued from the plan in 2020. At December 31, 2021 and 2020 130,763 shares remain available in the plan.

Retirement Savings Plan

We have a savings plan that qualifies as a cash or deferred salary arrangement under Section 401(k) of the Internal Revenue Code. Under the plan, participating U.S. employees may defer their pre-tax salary or post-tax salary if Roth is elected, subject to IRS limitations. In fiscal years 2021 and 2020, we contributed one dollar for each dollar contributed by a participant, with a maximum contribution of four percent of a participant’s eligible earnings. Our matching contribution expense for the savings plan, net of forfeitures, was approximately $186,000 and $184,000 in 2021 and 2020, respectively. Employer matching contributions owed to the plan were $224,000 and $200,000 at December 31, 2021 and 2020, respectively.